Dreyfus
Institutional
U.S. Treasury
Money Market Fund

Annual Report


October 31, 1995

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this annual report for the Dreyfus Institutional U.S. Treasury Money Market Fund for the fiscal year ended October 31, 1995. Effective September 15, 1995, the name of your Fund changed from Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund to Dreyfus Institutional U.S. Treasury Money Market Fund.

ECONOMIC REVIEW
The Economy Reaccelerates Modestly

        After slowing down somewhat during the first six months of the recent fiscal period, the U.S. economy began to pick up its pace once again. Lower interest rates rekindled demand in such credit-sensitive sectors as autos and housing. Meanwhile, many companies stopped cutting production. However, investors should take note of several limiting factors which are now pointing to an economic expansion that may be muted rather than robust, and to continued low inflation.

        First of all, foreign economies, especially Mexico and Japan, are still struggling. This economic lethargy, along with the rebounding dollar, should continue to restrain U.S. export growth. Additionally, the domestic economy is being constrained by record high consumer installment debt. Finally, capital spending, the lead sector of the U.S. economy, is beginning to stabilize of late as lack of pricing power trims business profits, making it more difficult to justify additional expansion plans. In addition, the economies of the heavily populated Northeast region and California are lagging far behind the rest of the nation, so the overall economy is actually not firing on all cylinders. All these factors point toward more moderate economic growth going forward, which should help to keep inflation at bay.

Inflation Slows More Than Expected

        By early October 1995, the annualized rate of inflation had dropped to approximately 2-1/2%, a more dramatic slowdown than many analysts had expected. This deceleration relieved fears that the economy was operating close to full capacity, a situation which could have begun to stimulate inflation. At the same time, long-term disinflationary forces have continued to stymie the ability of businesses to raise prices on their goods and services.

        This scenario of relatively stable economic growth and low inflation could set the stage for the Federal Reserve Board to lower interest rates again. A key interest rate, the Federal Funds rate, is currently more than 3% above the underlying inflation rate. Thus, monetary policy is considered restrictive and the Fed could easily defend another easing. However, we believe the Fed will wait for more economic data along with resolution of the Federal budget before determining if, when, and how much to lower rates.

Money Market Yields Remain Attractive

        As short-term interest rates have fallen in recent months, so have yields on money market securities and mutual funds. In terms of supply and demand, interest-rate uncertainty kept supplies of new money market securities fairly light during the recent period as issuers awaited the next move by the Federal Reserve Board. At the same time, demand stayed fairly steady as investors continued to recognize the importance of money market instruments in a balanced investment portfolio.

Market Outlook: Cautiously Optimistic

        Although the market has ebbed and flowed along with new economic data and interest rate perceptions, the market currently presents a relatively stable, positive environment for money market investors. The market will be watching Federal budget negotiations and the Fed carefully, along with the economy.

PORTFOLIO REVIEW

        Despite a market environment that included lower interest rates and relatively high prices for Treasury securities, Dreyfus Institutional U.S. Treasury Money Market Fund continued to provide shareholders with competitive performance. For the twelve months ended October 31, 1995, your Fund's yield was 5.43%. Reinvesting the Fund's dividends and calculating this effect of compounding resulted in an effective yield of 5.57%.*

        Supply and demand of money market securities retained a normal seasonal balance throughout the period. Interest rates fell lower, with the Federal Reserve Board interpreting the low inflationary environment as benign enough to allow a policy designed to put more money into the hands of businesses and consumers.

        Anticipating these lower rates, Fund management extended the portfolio's average maturity early on, from a target range of 30 to 40 days to one between 40 and 50 days. This longer average maturity enabled the Fund to lock in some higher interest rates and boost its income stream.

        Near-term uncertainty over the budget and interest rates could cause some market volatility. However, our focus on U.S. Treasury securities should enable the Fund to maintain the stability it has provided thus far.

                                                  Sincerely,



                                                  Laurie Carroll
                                                  Portfolio Manager
November 14, 1995
New York, N.Y.


*Effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

                                                                         Annualized
                                                                          Yield on
                                                                           Date of        Principal
U.S. Treasury Bills--55.8%                                                Purchase         Amount             Value
--------------------------------------------------------------          -----------     ------------      ------------
    11/9/95...................................................              5.20%       $ 30,000,000      $ 29,965,600
    11/16/95..................................................              5.49          25,000,000        24,943,542
    11/30/95..................................................              5.48          30,000,000        29,869,500
    12/7/95...................................................              5.37          45,000,000        44,761,500
    12/14/95..................................................              5.78          25,000,000        24,830,389
    12/21/95..................................................              5.24          30,000,000        29,784,583
    1/11/96...................................................              6.02          25,000,000        24,710,083
    1/18/96...................................................              5.33          25,000,000        24,715,083
    2/8/96....................................................              5.51          25,000,000        24,630,469
    2/22/96...................................................              5.48          25,000,000        24,580,958
    3/7/96....................................................              5.41          25,000,000        24,532,569
    4/4/96....................................................              5.86          40,000,000        39,026,945
    4/18/96...................................................              5.42          25,000,000        24,379,747
    5/30/96...................................................              5.50          35,000,000        33,913,790
    7/25/96...................................................              5.64          25,000,000        24,006,167
                                                                                                          ------------
TOTAL U.S. TREASURY BILLS (cost $428,650,925).................                                            $428,650,925
                                                                                                          ------------

Repurchase Agreements-44.7%
--------------------------------------------------------------
Barclays De Zoette Wedd Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $125,020,399
    (fully collateralized by $105,461,000 U.S. Treasury Notes
    4.25% to 9.25%, due 1/31/96 to 8/15/2002 value $109,452,916 and $14,723,000 U.S. Treasury Bonds 7.25% to 14%, due
    11/15/2012 to 8/15/2022 value $18,048,139)................              5.88%       $125,000,000      $125,000,000
Donaldson, Lufkin & Jenrette Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $150,024,479
    (fully collateralized by $144,361,000 U.S. Treasury Notes
    7.5%, due 10/31/99 value $153,000,140)....................              5.88         150,000,000       150,000,000
Goldman Sachs & Co.
    dated 10/31/95, due 11/1/95 in the amount of $67,835,605
    (fully collateralized by $43,540,000 U.S. Treasury Bonds
    12.5%, due 8/15/2014 value $69,182,457)...................              5.88         67,824,527         67,824,527
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS (cost $342,824,527)...............                                            $342,824,527
                                                                                                          ------------
TOTAL INVESTMENTS (cost $771,475,452) .............     100.5%                                            $771,475,452

LIABILITIES, LESS CASH AND RECEIVABLES.............       (.5%)                                           $ (3,527,903)
                                                        ------                                            ------------
NET ASSETS.........................................     100.0%                                            $767,947,549
                                                        ------                                            ------------
                                                        ------                                            ------------


                              See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $771,475,452)--see Statement of
Investments
      (including repurchase agreements of $342,824,527).....................                               $771,475,452
    Cash....................................................................                                    427,827
    Interest receivable.....................................................                                     55,956
                                                                                                           ------------
                                                                                                            771,959,235
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a)................................              $   188,521
    Due to Distributor--Note 2(b) ...........................................                  197,351
    Dividends Payable.......................................................                 3,612,348
    Accrued expenses and other liabilities..................................                    13,466        4,011,686
                                                                                           -----------     ------------
NET ASSETS at value, represented by paid-in capital,
    applicable to 767,947,549 outstanding shares of Capital Stock
    (2 billion shares of $.001 par value Capital Stock authorized)..........                               $767,947,549
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE, offering and redemption price per share
    ($767,947,549 / 767,947,549 shares of Capital Stock outstanding)........                                      $1.00
                                                                                                                  -----
                                                                                                                  -----


                        See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Operations                            Year ended October 31, 1995

INVESTMENT INCOME:
      Interest Income.......................................................                                $39,702,491

    Expenses:
      Investment management fee--Note 2(a)...................................                $  967,664
      Shareholder service fee--Note 2(b).....................................                 1,036,783
      Directors' fees and expenses--Note 2(c)................................                    69,119
                                                                                             ----------
          Total Expenses....................................................                                  2,073,566
                                                                                                            -----------

INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                $37,628,925
                                                                                                            -----------
                                                                                                            -----------


                    See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                    ---------------------------------
                                                                                         1995               1994
                                                                                    --------------     --------------
OPERATIONS;
    Investment income--net...............................................           $   37,628,925     $   17,666,894
                                                                                    --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net...............................................              (37,628,925)       (17,666,894)
                                                                                    --------------     --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................            3,138,307,082      3,029,275,330
    Dividends reinvested.................................................                4,562,052          2,102,357
    Cost of shares redeemed..............................................           (2,961,699,870)    (2,945,252,694)
                                                                                    --------------     --------------
      Increase In Net Assets From Capital Stock Transactions.............              181,169,264         86,124,993
                                                                                    --------------     --------------
        Total Increase In Net Assets.....................................              181,169,264         86,124,993
NET ASSETS:
    Beginning of year....................................................              586,778,285        500,653,292
                                                                                    --------------     --------------
    End of year..........................................................           $  767,947,549     $  586,778,285
                                                                                    --------------     --------------
                                                                                    --------------     --------------

                          See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended October 31,
                                                              -----------------------------------------------------------
PER SHARE DATA:                                                 1995       1994(1)        1993         1992         1991
                                                              -------      -------      -------      -------      -------
    Net asset value, beginning of year..................      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              -------      -------      -------      -------      -------
    Investment Operations;
    Investment income--net..............................        .0543        .0351(2)     .0287(3)     .0381(3)     .0620(3)
                                                              -------      -------      -------      -------      -------
    Distributions;
    Dividends from investment income--net...............       (.0543)      (.0351)      (.0287)      (.0381)      (.0620)
                                                              -------      -------      -------      -------      -------
    Net asset value, end of year........................      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              -------      -------      -------      -------      -------
                                                              -------      -------      -------      -------      -------
TOTAL INVESTMENT RETURN.................................         5.57%        3.55%        2.91%        3.88%        6.39%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............          .30%         .30%(4)      .30%         .30%         .30%
    Ratio of net investment income to average net assets         5.44%        3.55%        2.87%        3.81%        6.04%
    Net Assets, end of year (000's Omitted).............     $767,948     $586,778     $500,653     $666,378     $452,333

-----------
(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) Net investment income before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was $.0350 per share.
(3) For the years ended October 31, 1993, 1992 and 1991 the investment adviser reimbursed expenses of the Fund amounting to $.0004, $.0003 and $.0008 per share, respectively.
(4) Annualized expense ratio before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was .31%.


              See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On July 26, 1995, the Fund's Directors approved a change to the Fund's name, effective September 15, 1995, from "Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund" to "Dreyfus Institutional U.S. Treasury Money Market Fund."

    In addition, Class II and Class III shares were eliminated. The designation Class I of the Funds' only remaining class of shares also was eliminated and these shares were redesignated as shares of the Funds'. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001

    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Shareholder Servicing Plan: The Fund has adopted a shareholder servicing plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. For the year ended October 31, 1995, the Fund incurred service fees of $1,036,783.

    Under its terms, the shareholder servicing plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

    For State individual income tax purposes, the Fund hereby designates 58.11% of the ordinary income dividends paid during its fiscal year ended October 31, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus Institutional U.S. Treasury Money
Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained in the Prospectus, which must precede or accompany this report.




Printed in U.S.A.                         930AR9510